                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                         12 1/2% SENIOR NOTES DUE 2010
                                       OF

                           SPECTRASITE HOLDINGS, INC.

     This form or one substantially equivalent hereto must be used to accept the exchange offer of SpectraSite Holdings, Inc. (the "Issuer") made pursuant to the
prospectus dated                , 2001 if holders of certificates for the
12 1/2% senior notes due 2010 who wish to tender their outstanding notes but whose outstanding notes are not immediately available and who cannot deliver their certificates for outstanding notes (or comply with the procedures for book-entry transfer prior to the expiration date), the letter of transmittal and any other documents required by the letter of transmittal to the exchange agent prior to 5:00 P.M., New York City time, on the expiration date (as defined in the prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the exchange agent.

        TO: UNITED STATES TRUST COMPANY OF NEW YORK, THE EXCHANGE AGENT

By Registered or Certified Mail:               By Overnight Courier and by Hand Delivery
United States Trust Company of New York        after 4:30 p.m. on Expiration Date:
P.O. Box 112                                   United States Trust Company of New York
Bowling Green Station                          30 Broad Street, 14th Floor
New York, New York 10276-0112                  New York, New York 10004-2304
Attn: Corporate Trust Services                 Attn: Corporate Trust Window

By Hand Delivery to 4:30 p.m.:                 By Facsimile:
United States Trust Company of New York        (212) 422-0183 or (646) 458-8104
30 Broad Street, B-Level
Corporate Trust Window                         Confirm by telephone:
New York, New York 10004-2304                  (800) 548-6565

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the letter of transmittal to be used to tender outstanding notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the letter of transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the prospectus and the letter of transmittal (which together constitute the exchange offer), receipt of which is hereby
acknowledged,           (number of outstanding notes) outstanding notes pursuant
to the guaranteed delivery procedures set forth in Instruction 2 of the letter of transmittal.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Certificate No(s). for Outstanding Notes (if      Name(s) of Record Holder(s)
  available)

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                                                              PLEASE PRINT OR TYPE

                                                  Address
                                                         -------------------------------------

                                                  --------------------------------------------

                                                  Telephone. No. (     )
                                                                        ----------------------

                                                  Signature(s)
                                                              --------------------------------

                                                  --------------------------------------------

                                                  Dated:
                                                        --------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) own(s) the outstanding notes tendered hereby and (b) guarantees that delivery to the exchange agent of certificates for the outstanding notes tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed letter of transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the exchange agent at one of its addresses set forth above within five business days after the expiration date.

Name of Firm
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Authorized Signature
                    --------------------------------------------------------

Name
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                              PLEASE PRINT OR TYPE

Title
     -----------------------------------------------------------------------

Address
       ---------------------------------------------------------------------

Zip Code
        --------------------------------------------------------------------

Telephone. No. (     )
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Dated:          , 2001

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS FORM; OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.